Exhibit 99.3

December 2, 2015

To:     Our Customers

From: Mattson Technology, Inc.

Today, Mattson Technology, Inc. (“Mattson”) announced that we have signed a definitive agreement with Beijing E-Town Dragon Semiconductor Industry Investment Center (Limited Partnership) (“E-Town”) for the acquisition of all outstanding shares of Mattson. Upon completion of the acquisition, Mattson will be privately owned by E-Town. The completion of this transaction is subject to the final approval of Mattson stockholders as well as certain regulatory approvals. We expect the transaction to be completed in the first quarter of 2016.

Since becoming a public company in 1988, Mattson has continuously provided innovative product solutions to the semiconductor equipment industry. At this point in Mattson’s evolution, this change will allow us to focus on critical growth initiatives and improving our operational flexibility. Going forward, we will continue to operate business as usual, with the same management team in place as today.

If you have any questions or concerns, please contact your local Mattson sales contact.

Best regards,

Fusen Chen

President & CEO

Mattson Technology, Inc.

Forward-Looking Statements

Throughout this document pertaining to the merger transaction between Mattson and E-Town, we make forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Although we believe the expectations reflected in any forward-looking statements are reasonable, they involve known and unknown risks and uncertainties, are not guarantees of future performance, and actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements and any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Mattson or its businesses or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the stockholders of Mattson to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of Mattson and E-Town to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of Mattson; (5) the ability of Mattson to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (9) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Mattson’s most recent Annual Report on Form 10-K, and Mattson’s more recent Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the SEC. Mattson can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, Mattson cannot undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Mattson does not intend, and assumes no obligation, to update any forward-looking statements.

Participants in the Solicitation

Mattson and its respective directors, executive officers and other members of management and certain of its employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about Mattson’s directors and executive officers is included in Mattson’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 12, 2015, and the proxy statement for Mattson’s 2015 annual meeting of stockholders, filed with the SEC on April 13, 2015. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated below.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Mattson and E-Town. Mattson intends to file with the SEC a proxy statement in connection with the proposed transaction with E-town as well as other documents regarding the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Mattson and will contain important information about the proposed transaction and related matters. MATTSON’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Mattson with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders of Mattson will be able to obtain free copies of the proxy statement from Mattson by contacting Investor Relations by mail at Attn: Investor Relations, 47131 Bayside Parkway, Fremont, California 95438.